Exhibit 99.3

Dividend Capital Total Realty Trust Inc.

Pro Forma Financial Information

(Unaudited)

The following pro forma financial statements have been prepared to provide pro forma information with regards to real estate acquisitions and debt related investments made in 2008 and 2009 and the related financing of such transactions as applicable.

The accompanying unaudited pro forma condensed consolidated balance sheet presents our historical financial information as of December 31, 2008, as adjusted for the following transactions that occurred subsequent to December 31, 2008; (i) the acquisition of real properties, (ii) additional secured borrowings and (iii) the issuance and redemption of our common stock and OP Units pursuant to our public and private offerings.

The accompanying unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2008 combines our historical operations with the following transactions that occurred subsequent to December 31, 2007; (i) the acquisition of real properties, (ii) the acquisition of debt related investments, net of principal repayments, (iii) the issuance and redemptions of our common stock pursuant to our public offering, (iv) additional secured borrowings, net of principal repayments and (v) the issuance of OP Units pursuant to our Operating Partnership’s private placement offerings, as if all of these transactions had occurred on January 1, 2008.

The unaudited pro forma condensed consolidated financial statements have been prepared by our management based upon our historical financial statements and the historical financial statements of the acquired properties. These pro forma statements may not be indicative of the results that actually would have occurred if these transactions had been in effect on the dates indicated. The accompanying unaudited pro forma condensed consolidated statements of operations do not contemplate certain amounts that are not readily determinable, such as additional general and administrative expenses that are probable or interest income that would be earned on cash balances. The unaudited pro forma financial statements should be read in conjunction with our historical Annual Report on Form 10-K, filed with the Securities and Exchange Commission (the “Commission”) on March 30, 2009.

DIVIDEND CAPITAL TOTAL REALTY TRUST INC.

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF DECEMBER 31, 2008

(Unaudited)

(In thousands)

	Company Historical (1)	Property Acquisitions and Property-Related Financing Activity		Pro Forma Adjustments			Pro Forma Consolidated
Assets
Net investments in real property	$1,357,955	$134,278	(2)	$—			$1,492,233
Securities and debt related investments	158,749	—		—			158,749
Cash and cash equivalents	540,321	(53,790)	(2) (3)	89,701	(4	) (5)	576,232
Other assets, net	66,553	—		—			66,553

Total Assets	$2,123,578	$80,488		$89,701			$2,293,767

Liabilities and Stockholders’ Equity

Liabilities:
Mortgage notes	$719,019	$78,500	(3)	$—			$797,519
Other secured borrowings	15,861	—		—			15,861
Financing obligations	105,068	—		(4,297)	(4)		100,771
Accounts payable and other obligations	69,795	—		—			69,795
Intangible lease liabilities, net	53,969	5,678	(2)	—			59,647

Total Liabilities	963,712	84,178		(4,297)			1,043,593

Minority Interests	73,186	—		7,465	(4)		80,651

Stockholders’ Equity:
Common stock and additional paid-in-capital, net of selling costs	1,433,579	—		86,533	(5)		1,520,112
Distributions in excess of earnings	(304,661)	(3,690)	(2)	—			(308,351)
Accumulated other comprehensive loss	(42,238)	—		—			(42,238)

Total Stockholders’ Equity	1,086,680	(3,690)		86,533			1,169,523

Total Liabilities and Stockholders’ Equity	$2,123,578	$80,488		$89,701			$2,293,767

The accompanying notes are an integral part of this pro forma condensed consolidated financial statement.

DIVIDEND CAPITAL TOTAL REALTY TRUST INC.

NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

(Unaudited)

(1)	Reflects our historical condensed consolidated balance sheet as of December 31, 2008. Please refer to our historical condensed consolidated financial statements and notes thereto included in our Annual Report on Form 10-K, filed with the Commission on March 30, 2009.
(2)	Reflects the acquisition of properties subsequent to December 31, 2008, which include (i) the Connecticut Avenue Office Center and (ii) the Greater DC Retail Center. The total net investment in real property is approximately $128.6 million and was paid for through net proceeds from our public and private offerings and debt financing assumed upon acquisition. On January 1, 2009, we adopted SFAS No. 141 (revised 2007), Business Combinations (“SFAS No. 141(R)”). Pursuant to SFAS No. 141(R), certain transaction costs that have historically been capitalized as part of the basis in the property will be expensed as incurred. Such acquisition costs include closing and due diligence costs as well as acquisition fees payable to Dividend Capital Total Advisor, LLC (our “Advisor”). As a result, we expect to incur acquisition-related expenses of approximately $3.7 million related to the acquisition of the Connecticut Avenue Office Center and the Greater DC Retail Center. These expenses are comprised of estimated legal, closing and due diligence costs of approximately $2.4 million and acquisition fees paid to our Advisor of $1.3 million. Due to the non-recurring nature of these acquisition-related expenses, they have been excluded from the accompanying pro forma statement of operations.
(3)	Between January 1, 2009 and April 20, 2009, the latest practicable date, we obtained approximately $78.5 million in new mortgage debt financing secured by the properties discussed above. The weighted average stated interest rate of these loans was approximately 5.95%. These loans are amortizing and mature in 2014 and 2016.
(4)	Between January 1, 2009 and April 20, 2009, the latest practicable date, our Operating Partnership received approximately $3.2 million in net proceeds from its private placement offerings. In addition, between January 1, 2009 and April 20, 2009, the latest practicable date, our Operating Partnership exercised its option to purchase undivided tenancy-in-common interests that it had previously sold to accredited investors in connection with one property for approximately $7.5 million. The undivided tenancy-in-common interests were purchased in exchange for OP Units.
(5)	Capital was raised through our public offering subsequent to December 31, 2008, which was used to fund, in part, the real estate property acquisitions described in the above notes. As such, the net proceeds from the shares that were sold from January 1, 2009 and April 20, 2009, the latest practicable date, are included in the accompanying pro forma condensed consolidated balance sheet. The following table approximates the net proceeds received from our public offering based on a selling price of $10.00 per share and selling costs of 10% of gross proceeds (in thousands):

Shares sold subsequent to December 31, 2008	9,615
Gross proceeds from shares sold	$96,148
Less: Selling costs of shares sold	(9,615)

Approximate net proceeds from January 1, 2009 to April 20, 2009	$86,533

DIVIDEND CAPITAL TOTAL REALTY TRUST INC.

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2008

(Unaudited)

(In thousands, except per share information)

	Company Historical (1)	Property Acquisitions		Pro Forma Adjustments		Total Pro Forma
REVENUE:
Rental revenue	$114,670	$21,286	(2)	$1,202	(4)	$137,158
Debt related and securities income	27,529	—		147	(5)	27,676

Total Revenue	142,199	21,286		1,349		164,834

EXPENSES:
Rental expense	29,622	5,630	(2)	—		35,252
Depreciation and amortization expense	52,313	—		8,056	(4)	60,369
General and administrative expenses	4,232	—		—		4,232
Asset management fees, related party	11,599	—		1,568	(6)	13,167

Total Expenses	97,766	5,630		9,624		113,020

Operating Income (Loss)	44,433	15,656		(8,275)		51,814

Other Income (Expenses):
Interest income	11,751	—		—		11,751
Interest expense	(45,112)	—		(8,617)	(7)	(53,729)
Loss on derivatives	(11,673)	—		—		(11,673)
Gain on extinguishment of debt	9,309	—		—		9,309
Other-than-temporary impairment on securities	(192,724)	—		—		(192,724)

Net Income (Loss) Before Minority Interests	(184,016)	15,656		(16,892)		(185,252)

Minority Interests	7,395	(235)	(3)	51	(8)	7,211

NET INCOME (LOSS) FROM CONTINUING OPERATIONS	$(176,621)	$15,421		$(16,841)		$(178,041)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
Basic	140,106	—		28,538	(9)	168,644

Diluted	144,533	—		31,359	(9)	175,892

NET INCOME FROM CONTINUING OPERATIONS PER COMMON SHARE
Basic	$(1.26)					$(1.06)

Diluted	$(1.26)					$(1.06)

The accompanying notes are an integral part of this pro forma condensed consolidated financial statement.

DIVIDEND CAPITAL TOTAL REALTY TRUST INC.

NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

(1)	Reflects our historical condensed consolidated statements of operations for the year ended December 31, 2008. Please refer to our historical consolidated financial statements and notes thereto included in our Annual Report on Form 10-K, filed with the Commission on March 30, 2009.

(2)	The following table sets forth the incremental impact of properties acquired by us during 2008 and 2009. The amounts presented are based on the historical operations of the properties and management’s estimates. Included in rental revenue are base rent, presented on a straight-line basis, and rental expense recoveries. The amounts presented for rental expense include: (i) real estate taxes, (ii) operating expenses, (iii) insurance expense, and (iv) property management fees (amounts in thousands).

Property	Acquisition Date	For theYear Ended December 31, 2008
		Rental Revenue	Rental Expense
Westport	01/09/08	52	8
National Restaurant Portfolio I	09/17/08	593	—
Riverport Industrial Portfolio	09/17/08	2,183	478
Millennium Financial Center	10/01/08	3,411	934
Eden Prairie Office Center (a)	10/03/08	1,262	427
Austin-Mueller Healthcare (a)	12/23/08	—	—
Connecticut Avenue Office Center	03/10/09	7,689	2,605
Greater DC Retail Center	04/06/09	6,096	1,178

Total		$21,286	$5,630

(a)	The Austin-Mueller Health Center and Eden Prairie Office Center were newly developed properties in 2008 and therefore have limited or no operating histories. As a result, only partial rental revenue and expense, where applicable, have been included in the period presented to correspond with the limited operating histories of these properties.

(3)	Certain property acquisitions are made through joint ventures entered into by and between wholly-owned subsidiaries of ours and affiliates of various joint venture partners. We consolidate these joint ventures for reporting purposes. Our joint venture partners have ownership interests ranging from 2.5% to 25.0%, and, as a result, our joint venture partners participate in the earnings and losses of their respective joint ventures.

(4)	The following table sets forth the purchase price allocation and the resulting incremental depreciation and amortization of real properties acquired by us in 2008 and 2009. Pursuant to the purchase price allocation, building and other costs include amounts allocated to intangible in-place lease assets, above-market lease intangible assets and below-market lease intangible liabilities. The net adjustment of amortization of above and below market lease intangible assets and liabilities to rental revenue for the year ended December 31, 2008 was a net increase to rental revenue of approximately $1.2 million. Amounts in the following table are presented in thousands.

Property	Acquisition Date	Land	Building and Other Costs (b)	Total Costs	Incremental Depreciation and Amortization for the Year Ended December 31, 2008
Westport	01/09/08	$2,376	$23,068	$25,444	$24
National Restaurant Portfolio I	09/17/08	3,610	6,063	9,673	108
Riverport Industrial Portfolio	09/17/08	4,434	26,451	30,885	866
Millennium Financial Center	10/01/08	1,002	46,509	47,511	1,101
Eden Prairie Office Center (a)	10/03/08	3,538	25,892	29,430	368
Austin-Mueller Healthcare (a)	12/23/08	2,663	42,311	44,974	—
Connecticut Avenue Office Center	03/10/09	25,177	38,423	63,600	2,584
Greater DC Retail Center	04/06/09	15,689	49,311	65,000	1,803

Total		$58,489	$258,028	$316,517	$6,854

(a)	The Austin-Mueller Health Center and Eden Prairie Office Center were newly developed properties in 2008 and therefore have limited operating histories. As a result, only partial or no depreciation and amortization, where applicable, has been included in the period presented to correspond with the limited operating histories of these properties.
(b)	Amounts presented are net of intangible lease liabilities.

(5)	During the year ended December 31, 2008, we invested in certain debt related investments, including one mezzanine loan and one preferred equity investment. Also during the year ended December 31, 2008, we had one debt related investment repaid to us. For pro forma purposes, these investments and repayments are assumed to have been made or repaid as of January 1, 2008 resulting in pro forma adjustments to earnings of approximately $147,000 for the year ended December 31, 2008. Our preferred equity investment is accounted for as an unconsolidated joint venture. The equity-in-earnings from this investment are included in debt related and securities income for purposes of this pro forma statement of operations.

(6)	Asset management fees were calculated as though real properties acquired by us in 2008 and 2009 had been managed by our Advisor since January 1, 2008. For real properties subject to a product specialist agreement, the asset management fees are equivalent to 0.5% per annum of the aggregate cost (before cash reserves and depreciation) of such assets plus 6.0% of the net operating income derived from such assets. For real estate assets not subject to a product specialist agreement, the management fee equals 0.75% per annum of the aggregate cost (before cash reserves and depreciation) of such assets. Finally, up to 1.0% per annum is charged for asset management fees for the aggregate cost of all securities and debt related investments.

(7)	Interest expense presented was calculated based on the terms of mortgage loans, other secured borrowings and financing obligations as of April 20, 2009. The following table sets forth the calculation for the pro forma adjustments as if these financings were outstanding as of January 1, 2008 (amounts in thousands):

Property	Fixed / Floating	Issuance Date	Stated Interest Rate (a)	Amount Financed (Repaid)	Incremental Interest for the Year Ended December 31, 2008
DCT Joint Venture I Mortgage Loan	Fixed	07/11/08	5.94%	$33,346	$1,044
National Retail Portfolio I Mortgage Loan	Floating	09/17/08	3.94%	6,398	180
Millennium Financial Center	Fixed	10/01/08	5.96%	33,760	1,512
Eden Prairie Office Center (b)	Fixed	12/23/08	7.00%	15,100	650
Westport	Fixed	12/23/08	6.59%	10,750	693
Austin-Mueller Health Center (b)	Fixed	12/23/08	7.50%	22,700	—
Connecticut Avenue Office Center	Fixed	3/27/2009	7.25%	36,500	2,646
Greater DC Mortage Loan	Fixed	4/10/2009	4.82%	42,000	2,024
Financing Obligations	Floating	Various	6.08%	(4,298)	(261)
Other secured borrowings	Floating	Various	1.94%	10,161	129

Total/Weighted Average				$206,417	$8,617

(a)	Interest rates presented are based on weighted average borrowing rates for balances that are combined for purposes of this table. Floating-rate borrowings are presented using the one-month US LIBOR rate as of the latest practicable date of April 20, 2009.
(b)	The Eden Prairie Office Center and the Austin-Mueller Health Center were newly developed properties and therefore have limited operating histories. As a result, none or only partial interest expense, where applicable, has been included in the period presented to correspond with the limited operating histories of these properties.

(8)	Due to our control of the Operating Partnership through our sole general partnership interest and the limited rights of the Operating Partnership’s limited partners, we consolidate the Operating Partnership and limited partner interests are reflected as minority interests. As of the most practicable date, April 20, 2009, we owned approximately 95.9% of our Operating Partnership. As a result, the Operating Partnership’s limited partners participated in the net income and losses of our Operating Partnership.

(9)	For purposes of determining the pro forma weighted average number of common shares outstanding, management determined the number of shares sold as of the most practicable date, April 20, 2009, and since the pro forma consolidated financial information presented assumes all transactions occurred on January 1, 2008, the number of shares outstanding as of April 20, 2009 are assumed to have been outstanding as of January 1, 2008.